UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 8, 2026
THE TIMKEN COMPANY
(Exact name of registrant as specified in its charter)

Commission file number: 1-1169

Ohio		34-0577130
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

4500 Mount Pleasant Street NW
North Canton,	Ohio	44720-5450
(Address of principal executive offices)		(Zip Code)

234.262.3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, without par value	TKR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2026, The Timken Company (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Hansal N. Patel, the Company’s Executive Vice President, General Counsel and Corporate Development. The primary purpose of the Letter Agreement is to provide Mr. Patel with special treatment of certain existing and future short-term and long-term incentive compensation awards in recognition of his contributions to the Company and in furtherance of his continued employment with the Company through at least June 30, 2028.

A copy of the Letter Agreement is filed as Exhibit 10.1 hereto and is expressly incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Shareholders held on May 8, 2026, the shareholders of Company:

(1) elected the twelve Directors set forth below to serve for a term of one year expiring at the annual meeting in 2027 (or until their respective successors are elected and qualified);

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES

Lucian Boldea	59,598,638	948,854	3,182,667
Maria A. Crowe	58,028,580	2,518,912	3,182,667
Elizabeth A. Harrell	58,197,705	2,349,787	3,182,667
Richard G. Kyle	59,605,368	942,124	3,182,667
Sarah C. Lauber	59,271,708	1,275,784	3,182,667
Todd M. Leombruno	58,659,558	1,887,934	3,182,667
Christopher L. Mapes	55,431,064	5,116,428	3,182,667
Ajita G. Rajendra	53,788,853	6,758,639	3,182,667
Kimberly K. Ryan	59,475,084	1,072,408	3,182,667
Frank C. Sullivan	57,747,501	2,799,991	3,182,667
John M. Timken, Jr.	58,945,757	1,601,735	3,182,667
Ward J. Timken, Jr.	59,599,013	948,479	3,182,667

(2) approved, on an advisory basis, the resolution set forth below regarding named executive officer compensation;

RESOLVED, that the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the 2026 Proxy Statement, is hereby APPROVED.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
44,837,026	15,272,988	437,466	3,182,679

(3) ratified the appointment of Ernst & Young LLP as its independent auditor for the fiscal year ending December 31, 2026; and

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
61,717,389	1,977,231	35,539	0

(4) did not approve a shareholder proposal requesting that the Board of Directors take the steps necessary to amend the appropriate Company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting or the owners of the lowest percentage of shareholders, as governed by state law, the power to call a special shareholder meeting.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,930,334	35,358,915	258,231	3,182,679

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
 No.  Description

10.1 Letter Agreement dated as of May 8, 2026 between The Timken Company and Hansal N. Patel.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

By:	/s/ Michael A. Discenza
Michael A. Discenza
Executive Vice President and Chief Financial Officer
Date: May 8, 2026

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement dated as of May 8, 2026 between The Timken Company and Hansal N. Patel.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)